UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  July 27, 2012 (July 24, 2012)

PrepaYd, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53270	76-0222016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 West Horizon Ridge Parkway Suite 200 Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

Issuer's telephone number, including area code   702-430-4775

18500 Von Karman, Suite 530 Irvine, CA 92612
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2012 Joshua Berman resigned as a Director and Executive Officer of PrepaYd, Inc. (the “Company”) in connection with the Company’s relocation to Henderson, NV.  Mr. Berman will remain with the Company as Manager of PrepaYd, Inc. in California.

Mr. Berman was provided a copy of this disclosure and afforded an opportunity to provide a letter to the Company agreeing with it, disagreeing with it, or commenting on it.  Mr. Berman has provided no such letter, and we will file any such letter via amendment hereto.

On July 24, 2012, Bruce Berman was appointed Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrepaYd, Inc.

(Registrant)

Dated: July 27, 2012

By:

\s\ Bruce A. Berman

Bruce A. Berman

Chief Executive Officer